Exhibit 2.1 - Certificate of Incorporation and Certificate of
Amendment to Certificate of Incorporation


                                                State of Delaware
                                               Secretary of State
                                       Division of Corporations
                                     Filed: 09:00 AM 10/31/1998
                                              960318236-8679356
                   CERTIFICATE OF INCORPORATION
                                OF
                     ECOTECH SOLUTIONS, INC.

 First:    The name of the Corporation is ECOTECH SOLUTIONS INC.

 Second:   The registered office in the State of Delaware is to
be located at 30 Old Rudnick Lane, in the City of Dover, County of Kent. The Registered Agent in charge thereof is CorpAmerica, Inc., 30 Old Rudnick Lane, Dover, Delaware 19901.

 Third:    The purpose of the corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

 Fourth:    The total number of shares of stock which this
corporation is authorized to issue is Fifteen Hundred (1,500) shares at no par value.

 Fifth:    The name and mailing address of the Incorporator is as
follows:
                       CorpAmerica, Inc.
                      30 Old Rudnick Lane
                     Dover, Delaware 19901

 Sixth:    The Board of Directors shall have the power to adopt,
amend or repeal the by-laws.

 Seventh: No director shall be personally liable to the Corporation or the stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the Corporation or its shareholders (ii) for acts or omissions not in good faith of law (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any affect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     I, The undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make file and record this Certificate , and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this 31st day of October, 1998.
                              CorpAmerica, Inc.
                           By:        /s/
                              ___________________________
                              Barbara O. Frebert, Ass't Director

                    CERTIFICATE OF AMENDMENT
                                OF
                   CERTIFICATE OF INCORPORATION
                                OF
                     ECOTECH SOLUTIONS, INC.

     ECOTECH SOLUTIONS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

 FIRST:    That the corporation has not received any payment for
any of its stock.

 SECOND:   That Article FIRST of the Certificate of Incorporation
is hereby amended to read as follows:

        FIRST:    The name of the Corporation is Bioincubation Corp.

 THIRD:    That the said amendment has been consented to and
authorized by the Sole Incorporator in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware and shall be executed, acknowledged, filed and recorded in accordance with Section 103 of said General Corporation Law.

     In witness whereof, the Corporation has caused this Certificate to be signed on this 3rd day of March, 1999.


                              CorpAmerica, Inc. - Incorporator

                         By:   /s/
                              __________________________
                              BARABARA O. FREBERT, ASS'T SECRETARY

State of Delaware
Secretary of State
Division of Corporations
Filed: 09:00 AM 03/03/1999
991083158-2679356